Fees Summary	Aug. 28, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	140,956.64
Total Transaction Valuation	1,020,685,304
Total Offset Amount	140,956.64
Net Fee	$ 0